                                                                      Exhibit 24
LIMITED POWER OF ATTORNEY
KNOW ALL BY  THESE  PRESENTS,  that the  undersigned,  Eric  Parthemore,  hereby constitutes and appoints Paul G. Anderson,  Robert V. Johnson and David Bolte my
true and lawful attorneys-in-fact to:
(1)     execute  for and on  behalf  of the  undersigned,  in the  undersigned's capacity as an officer and/or director of FCSTONE GROUP,  INC. (the  "Company"),
Forms 3, 4 or 5 in accordance with Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder; and
(2)     do and  perform  any and all acts for and on behalf  of the  undersigned which may be  necessary  or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United  States  Securities  and Exchange
Commission and any stock exchange or similar authority; and
(3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such  attorney-in-fact may approve in such attorney- in-fact's discretion.
The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever  requisite,  necessary, or proper to be done in the  exercise  of any of the rights  and  powers  herein granted,  as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,  hereby ratifying and  confirming all that such  attorneys-in-fact  shall lawfully do or cause to be done by virtue of this limited  power of attorney and the rights and
powers  herein  granted.   The  undersigned   acknowledges  that  the  foregoing
attorneys-in-fact,   in  serving  in  such   capacity  at  the  request  of  the
undersigned,  is  not  assuming,  nor  is  the  Company  assuming,  any  of  the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.
This Limited  Power of Attorney  shall remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 or 5 with  respect to the undersigned's  holdings of or transactions in securities  issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed on the ---- day of January, 2005.

                                                     /s/ Eric Parthemore
                                             -----------------------------------
                                                         Eric Parthemore